UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2009

HORIZON LINES, INC.
(Exact name of registrant as specified in its Charter)

Delaware	001-32627	74-3123672

(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4064 Colony Road, Suite 200
Charlotte, North Carolina 28211
(Address of Principal Executive Offices, including Zip Code)
(704) 973-7000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 7.01. Regulation FD Disclosure
Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Item 9.01 Financial Statements and Exhibits
EX-3.2
EX-99.1
EX-99.2
EX-99.3
EX-99.4

Item 2.02. Results of Operations and Financial Condition.
     On January 30, 2009, Horizon Lines, Inc. (the “Company”) issued a press release announcing its financial results for the fourth fiscal quarter and year ended December 21, 2008 and held a conference call to discuss its financial results and 2009 outlook. A copy of the press release is filed as Exhibit 99.1 hereto, a copy of the transcript of the conference call is filed as Exhibit 99.2 hereto and a copy of the Fourth Quarter 2008 Earnings Release and 2009 Outlook Presentation is attached as Exhibit 99.3 hereto. Each of these exhibits is incorporated herein by reference.
     The information under Items 2.02 and 7.01 in this Current Report, and Exhibits 99.1, 99.2 and 99.3 hereto, are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall this information be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On January 29, 2009, the Board of Directors of the Company adopted a resolution approving amendments to Article II, Section 2.11 of the Company’s Amended and Restated Bylaws. The Amended and Restated Bylaws also include a new Article VII. The amendments, which became effective as of January 30, 2009, are summarized below.
     Article II, Section 2.11 was amended to, among other things, update and expand the information that must be provided by a stockholder who wishes to bring business before a meeting of stockholders or make a director nomination, including a full description of any derivative positions held by the stockholder or Stockholder Associated Person, as such term is defined in the Amended and Restated Bylaws.
     Article VII was added to (i) clarify that the indemnification provisions of the Company’s Amended and Restated Certificate of Incorporation are contractual and (ii) include a Savings Clause which provides that modifications to the indemnification and advancement provisions of the Company’s Amended and Restated Certificate of Incorporation shall be prospective only and shall not limit the indemnification or advancement rights that any director, officer or employee of the Company has regarding any acts or omissions of such director, officer or employee occurring prior to any such amendment.
     The foregoing does not constitute a complete summary of the amendments to the Company’s Amended and Restated Bylaws and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.
     The disclosure under Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.
Item 8.01. Other Events.
     On January 29, 2009, the Company issued a press release announcing that its Board of Directors voted to declare a regular quarterly cash dividend on its outstanding shares of common stock of $0.11 per share, payable on March 15, 2009 to all stockholders of record as of the close of business on March 1, 2009. A copy of this press release is attached as Exhibit 99.4 hereto and is incorporated herein by reference.
SAFE HARBOR STATEMENT
     The information contained in this Current Report on Form 8-K (including the exhibits hereto) should be read in conjunction with our filings made with the Securities and Exchange Commission. This Current Report on Form 8-K (including the exhibits hereto) contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “projects,” “likely,” “will,” “would,” “could” and similar expressions or phrases identify forward-looking statements.
     All forward-looking statements involve risk and uncertainties. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results.
     Factors that may cause actual results to differ from expected results include: the Department of Justice antitrust investigation and related legal proceedings, our substantial debt; restrictive covenants under our debt agreements; decreases in shipping volumes; our failure to renew our commercial agreements with Maersk; rising fuel prices; labor interruptions or strikes; job related claims, liability under multi-employer pension plans; compliance with safety and environmental protection and other governmental requirements; new statutory and regulatory directives in the United States addressing homeland security concerns; the successful start-up of any Jones Act competitor; increased inspection procedures and tighter import and export controls; restrictions on foreign ownership of our vessels; repeal or substantial amendment of the coastwise laws of the United States, also known as the Jones Act; escalation of insurance costs, catastrophic losses and other liabilities; the arrest of our vessels by maritime claimants; severe weather and natural disasters; our inability to exercise our purchase options for our chartered vessels; the aging of our vessels; unexpected substantial drydocking costs for our vessels; the loss of our key management personnel; actions by our stockholders; changes in tax laws or in their interpretation or application, adverse tax audits and other tax matters; and legal or other proceedings to which we are or may become subject, including the Department of Justice antitrust investigation and related legal proceedings.
     In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this Form 8-K might not occur. We undertake no obligation, and specifically decline any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
     See the section entitled “Risk Factors” in our Form 10-K for the fiscal year ended December 21, 2008, as filed with the SEC for a more complete discussion of the above mentioned risks and uncertainties and for other risks and uncertainties. Those factors and the other risk factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. Consequently, there can be no assurance that actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements.
NON-GAAP FINANCIAL MEASURES
          Items 2.02 and 7.01, and Exhibits 99.1, 99.2 and 99.3 hereto, contain the following financial measures: adjusted net income, adjusted net income per diluted share, adjusted operating income, free cash flow, adjusted free cash flow, adjusted operating expense, adjusted other expense, adjusted income tax expense, adjusted pretax income, adjusted earnings per share, adjusted earnings per diluted share and adjusted operating ratio, as well as EBITDA and Adjusted EBITDA on a consolidated basis and for the Company’s shipping and logistics business segments, and, to supplement the Company’s guidance for fiscal 2008, projected EBITDA, adjusted EBITDA and adjusted Net Income on a consolidated basis and for the Company’s shipping and logistics business segments for fiscal 2008 and projected free cash flow for fiscal 2008. These are non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission.
     The Company uses adjusted net income, adjusted net income per diluted share, adjusted operating income, adjusted operating expense, adjusted other expense, adjusted income tax expense, adjusted pretax income and adjusted earnings per diluted share to exclude unusual items. The Company defines free cash flow as EBITDA adjusted to include certain unusual and certain non-cash items and net proceeds from sale of fixed assets and to exclude certain uses of cash flow, EBITDA as net income plus net interest expense, income taxes, depreciation and amortization and adjusted EBITDA as net income plus net interest expense, income taxes, depreciation and amortization adjusted to exclude unusual items.
     The Company believes that these non-GAAP financial measures provide information that is useful to the Company’s investors. The Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on the Company’s results of operations in any particular period. Additionally, the Company uses these non-GAAP measures to evaluate its past performance and prospects for future performance. The Company also utilizes certain of these measures to compensate certain management personnel of the Company.
     The Company believes that EBITDA is a meaningful measure for investors as (i) EBITDA is a component of the measure used by the Company’s board of directors and management team to evaluate the Company’s operating performance, (ii) the senior credit facility contains covenants that require the Company to maintain certain interest expense coverage and leverage ratios, which contain EBITDA, and (iii) EBITDA is a measure used by the Company’s management team to make day-to-day operating decisions. EBITDA for the Company’s business segments is used by the Company’s internal decision makers to evaluate segment operating performance. The Company believes free cash flow provides supplemental information about the Company’s ability to fund its working capital needs and capital expenditures, and to pay interest and service debt.
     The Company also uses a non-GAAP net income measure on a per diluted share basis. The Company believes that it is important to provide per share information, in addition to absolute dollar measures, when describing its business, including when presenting non-GAAP measures.
     The Company uses adjusted financial measures to exclude certain items in order to illustrate the affect of those items on the financial performance of the Company. Adjusted financial measures are the measures used by management to compare operating results and to evaluate operating performance.
     The financial measures adjusted net income, adjusted net income per diluted share, adjusted operating income, free cash flow, adjusted free cash flow, adjusted operating expense, adjusted other expense, adjusted income tax expense, adjusted pretax income, adjusted earnings per share, adjusted earnings per diluted share, adjusted operating ratio, EBITDA and Adjusted EBITDA are not recognized terms under GAAP and do not purport to be alternatives to net income or earnings per share as a measure of earnings or free cash flow as a measure of cash flow for management’s discretionary use, as they do not consider certain cash requirements such as dividend payments and debt service requirements. Because all companies do not use identical calculations, these presentations of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.
     Reconciliations of the non-GAAP measures to the most directly comparable GAAP measures are provided in the press release and the Earnings Release Presentation filed as Exhibits 99.1 and 99.3, respectively.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

3.2	Amended and Restated Bylaws of Horizon Lines, Inc., effective as of January 30, 2009.

99.1	Press Release of Horizon Lines, Inc. dated January 30, 2009.

99.2	Transcript of conference call held on January 30, 2009.

99.3	Earnings Release Presentation for the Fourth Fiscal Quarter and Full Fiscal Year Ended December 21, 2008.

99.4	Press Release of Horizon Lines, Inc., dated January 29, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC. (Registrant)
Date: February 4, 2009	By:	/s/ Robert S. Zuckerman
Robert S. Zuckerman
Vice President, General Counsel and Secretary

Exhibit Index
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
3.2	Amended and Restated Bylaws of Horizon Lines, Inc., effective as of January 30, 2009.

99.1	Press Release of Horizon Lines, Inc. dated January 30, 2009.

99.2	Transcript of conference call held on January 30, 2009.

99.3	Earnings Release Presentation for the Fourth Fiscal Quarter and Full Fiscal Year Ended December 21, 2008.

99.4	Press Release of Horizon Lines, Inc., dated January 29, 2009.